SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 2) (Change in estimated total costs, USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2009
Change in estimated total costs
Revenue recognition
Increase in operating income	$ 17.5	$ 17.0	$ 8.8	$ 3.6
Increase in revenue	$ 12.0	$ 11.5	$ 5.8	$ 2.7
Increase in net income per common share (in dollars per share)	$ 0.45	$ 0.43	$ 0.22	$ 0.10